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                             SECURITYHOLDERS AGREEMENT


                                       AMONG

                 ENRON CAPITAL & TRADE RESOURCES CORP.,
                            COLORADO SPECTRA 1, L.L.C.,
                            COLORADO SPECTRA 2, L.L.C.,
                             COLORADO SPECTRA 3, L.L.C.
                                        AND
                              SPECTRANET INTERNATIONAL







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                            DATED AS OF DECEMBER 30, 1997

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

                              SECURITYHOLDERS AGREEMENT

          THIS SECURITYHOLDERS AGREEMENT, dated as of December 30, 1997, is entered into by and among SPECTRANET INTERNATIONAL, a California corporation (the "CORPORATION"), ENRON CAPITAL & TRADE RESOURCES CORP., a Delaware corporation ("ECT"), and COLORADO SPECTRA 1, L.L.C. ("COLORADO SPECTRA 1"), COLORADO SPECTRA 2, L.L.C. ("COLORADO SPECTRA 2"), and COLORADO SPECTRA 3, L.L.C. ("COLORADO SPECTRA 3"), each of which is a Colorado limited liability company.

                                    WITNESSETH:

          WHEREAS, the Holders (as hereinafter defined) own respectively the number of shares of capital stock and/or warrants to acquire shares of capital stock in the Corporation indicated below their respective names on the signature pages hereof; and

          WHEREAS, the Corporation and the Holders believe that it is in their respective best interests to restrict transfers of Securities (as hereinafter defined) in order to, among other things, (a) minimize the likelihood of discord and deadlocks and (b) otherwise assure the orderly continuity of management, the non-attainment of any of which may result in adverse consequences to the Corporation;

          NOW, THEREFORE, in consideration of the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Corporation and the Holders do hereby bind themselves and their successors and assigns, and agree as follows:

                                     ARTICLE I

                           DEFINITIONS AND INTERPRETATION

          Section 1.01. CERTAIN DEFINED TERMS. Capitalized terms used in this Agreement shall have the following respective meanings, except as otherwise provided herein or as the context shall otherwise require:

          "AFFILIATE" means, with respect to any Person, any other Person that directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with such Person. The term "CONTROL" (including, with correlative meaning, the terms "CONTROLLING", "CONTROLLED BY" and "UNDER COMMON CONTROL WITH") means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. Without limiting the foregoing, Donald L. Sturm, Susan Sturm (the spouse of Donald L. Sturm), James Spitzenberger, Melanie Sturm (the daughter of Donald L. Sturm), and, if applicable, such other natural persons whose addition to the foregoing individuals shall have been approved in writing by ECT (each, a "Spectra-Affiliated Individual"), and the members of their respective immediate families (I.E., spouses, children, parents, grandparents, grandchildren and siblings) to the extent one or more Spectra-Affiliated Individuals retains the power (by voting agreement, irrevocable proxy or otherwise) to direct the voting of the Series A Shares of such Person with respect to any matter submitted to a vote of the Corporation's shareholders, shall be deemed to be Affiliates of the Sturm Group.

          "AGREEMENT" means this Securityholders Agreement.

          "BOARD" means the Board of Directors of the Corporation.

          "COLORADO SPECTRA 1" has the meaning specified in the introductory paragraph of this Agreement.

          "COLORADO SPECTRA 2" has the meaning specified in the introductory paragraph of this Agreement.

          "COLORADO SPECTRA 3" has the meaning specified in the introductory paragraph of this Agreement.

          "COMMON STOCK" means Series A Common and/or Series B Common.

          "CONTINUING HOLDER" means (i) ECT, with respect to an offer or deemed offer to sell Securities pursuant to Articles II, III or IV or a Proposed Significant Transfer by a member of the Sturm Group (including any of their Affiliates or Transferees), and (ii) the Sturm Group, with respect to an offer or deemed offer to sell Securities pursuant to Articles II, III or IV or a Proposed Significant Transfer by ECT (including any of its Affiliates or Transferees).

          "CORPORATION" has the meaning specified in the introductory paragraph of this Agreement.

          "CURRENT VALUE" means, with respect to a share of Common Stock, as of any date (the "COMPUTATION DATE"), (i) the average of the closing per share sales prices of Common Stock during the ten consecutive trading days ending on the computation date, in each case, on the Composite Tape of the New York Stock Exchange, or, if shares of Common Stock are not then listed on the New York Stock Exchange, on the principal United States securities exchange registered under the Exchange Act on which shares of Common Stock are then listed, or (ii) if shares of Common Stock are not then listed on any such stock exchange, the average of the average closing bid and ask quotations with respect to a share of Common Stock during such trading days, in each case, on The Nasdaq Stock Market or any successor system then in use, or (iii) if no such quotations are then available, the average of the bid and asked prices with respect to a share of Common Stock during such trading days, as furnished by a member of the New York Stock Exchange regularly making a market in shares of Common Stock selected by the Board, or (iv) if no such member firm is then making a market in shares of Common Stock, the fair market value on the computation date of a share of Common Stock as determined in accordance with Section 4.02 hereof.

          "DEEMED OFFER PERIOD" has the meaning specified in Section 4.01 hereof.

          "DEEMED SELLING HOLDER" means a Triggered Holder that has been deemed to offer his or its Securities to the Continuing Holder pursuant to Section
     2.03 or Section 2.05.

          "DESIGNEES" has the meaning specified in Section 5.01 hereof.

          "ECT" has the meaning specified in the introductory paragraph of this Agreement.

          "EFFECTIVE DATE" means January 1, 1998.

          "ENRON" means Enron Corp., an Oregon corporation.

          "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

          "EXCLUSIVE PERIOD" has the meaning specified in Section 3.01 hereof.

          "HOLDERS" means ECT, Colorado Spectra 1, Colorado Spectra 2, Colorado Spectra 3 and any of their respective Affiliates or Transferees which become Holders pursuant to the terms of this Agreement.

          "LAWS" means all laws, statutes, rules, regulations, ordinances, orders, writs, injunctions or decrees and other pronouncements having the effect of law of any governmental authority.

          "LIABILITY" means, with respect to any Person, any indebtedness, obligation and other liability of such Person, whether absolute, accrued, contingent, fixed or otherwise, or whether due or to become due.

          "OFFERED INTEREST" has the meaning specified in Section 2.02 hereof.

          "PARTICIPATING HOLDER" has the meaning specified in Section 6.01(d) hereof.

          "PARTICIPATING SECURITIES" has the meaning specified in
     Section 6.01(c) hereof.

          "PARTIES" means the Corporation and the Holders.

          "PERMITTED TRANSFER" has the meaning specified in Section 2.04 hereof.

          "PERSON" means any individual, firm, corporation, trust, association, company, limited liability company, joint stock company, partnership, joint venture, governmental authority or other entity or enterprise.

          "PROPOSED SIGNIFICANT TRANSFER" has the meaning specified in
     Section 6.01(a) hereof.

          "PROPOSED TRANSFEREE" has the meaning specified in Section 2.02(ii) hereof.

          "PUBLIC OFFERING" means a public offering of any shares of Common Stock of the Corporation registered under the Securities Act; PROVIDED, HOWEVER, that the term "PUBLIC OFFERING" shall not include any registration of shares of Common Stock of the Corporation (i) relating to any shares of Common Stock of the Corporation or options, warrants or other rights to acquire any shares of Common Stock of the Corporation issued or to be issued primarily to directors, officers or employees of the Corporation or any of its subsidiaries, (ii) relating to any employee benefit plan or interests therein or (iii) filed pursuant to Rule 145 under the Securities Act or any successor or similar provision.

          "PURCHASE PRICE" means (i) with respect to each share of Common Stock, the Current Value of such share of Common Stock, in the case of a purchase of such share of Common Stock by the Continuing Holder, as of the date on which an offer to sell such share of Common Stock is deemed to have been made to the Continuing Holder by a Deemed Selling Holder pursuant to this Agreement, and (ii) with respect to each Warrant, (A) the Current Value of the shares of Common Stock which would be received by the holder of such Warrant upon the exercise thereof, in the case of a purchase of such Warrant by the Continuing Holder, as of the date on which an offer to sell such Warrant is deemed to have been made to the Continuing Holder by a Deemed Selling Holder pursuant to this Agreement, MINUS (B) the exercise price for such Warrant.

          "SECURITIES" means (i) all Warrants and all shares of Common Stock owned by any of the Holders on the Effective Date, (ii) all Warrants and all shares of Common Stock and other capital stock, equity securities or debt securities convertible into or exercisable for shares of capital stock of the Corporation hereafter issued by the Corporation to, or otherwise acquired by, any Holder or any of its Affiliates, whether in connection with a purchase, issuance, grant, stock split, stock dividend, reorganization, warrant, option, convertible security, right to acquire, or otherwise, (iii) all securities of the Corporation or any other Person which any of the Holders or any of their respective Affiliates acquires in respect of his or its Warrants or shares of Common Stock in connection with any exchange, merger, consolidation, recapitalization, reorganization or other transaction to which the Corporation is a party and (iv) all Warrants and all shares of Common Stock owned by any Person who becomes subject to this Agreement pursuant to the terms of this Agreement.

          "SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

          "SELLING HOLDER" has the meaning specified in Section 2.02 hereof.

          "SERIES A COMMON" means the Series A Common Stock, no par value, of the Corporation, and any securities issued or issuable with respect to such common stock by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise.

          "SERIES A SHARES" means all Securities consisting of Series A Common.

          "SERIES B COMMON" means the Series B Common Stock, no par value, of the Corporation, and any securities issued or issuable with respect to such common stock by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise.

          "STURM GROUP" means, collectively, Colorado Spectra 1, Colorado Spectra 2 and Colorado Spectra 3. References herein to "A MEMBER OF THE STURM GROUP" mean Colorado Spectra 1, Colorado Spectra 2 or Colorado Spectra 3, and shall not be deemed to refer to the respective members of any such limited liability company.

          "TAG-ALONG NOTICE" has the meaning specified in Section 6.01(c) hereof.

          "TRANSFER" means any sale, exchange, gift, hypothecation, assignment, encumbrance, pledge, grant of a security interest in, transfer by will or intestacy or other disposition of any Securities (or any interest therein) or of all or part of the voting power (other than the granting of a revocable proxy) associated with any Securities (or any interest therein) whatsoever, or any other transfer of beneficial ownership of any Securities, whether voluntary or involuntary, including any such disposition or transfer as a part of any liquidation of a Holder's assets or any reorganization of a Holder pursuant to the United States or any other bankruptcy law or other similar debtor relief laws.

          "TRANSFER NOTICE" has the meaning specified in Section 2.02 hereof.

          "TRANSFEREE" has the meaning specified in Section 2.06 hereof.

          "TRIGGERED HOLDER" has the meaning specified in Section 2.03 hereof.

          "TRIGGERING EVENT" has the meaning specified in Section 2.03 hereof.

          "VOTING SECURITIES" means, with respect to any entity, all securities of such entity then outstanding and normally entitled to vote in the election of directors or similar management or governing body.

          "WARRANTS" means warrants to acquire shares of Series B Common.

          Section 1.02. INTERPRETATION. In this Agreement, unless a clear contrary intention appears:

          (a) the words "HEREOF," "HEREIN" and "HEREUNDER" and words of similar import refer to this Agreement as a whole and not to any particular provision of this Agreement;

          (b) reference to any gender includes each other gender and the neuter;

          (c) all terms defined in the singular shall have the same meanings in the plural and VICE VERSA;

          (d) reference to any Person includes such Person's heirs, executors, personal representatives, administrators, successors and assigns; PROVIDED, HOWEVER, that nothing contained in this clause (d) is intended to authorize any assignment not otherwise permitted by this Agreement;

          (e) reference to a Person in a particular capacity or capacities excludes such Person in any other capacity;

          (f) reference to any contract or agreement means such contract or agreement as amended, supplemented or modified from time to time in accordance with the terms thereof;

          (g) all references to Articles and Sections shall be deemed to be references to the Articles and Sections of this Agreement;

          (h) the word "INCLUDING" (and with correlative meaning "INCLUDE") means including, without limiting the generality of any description preceding such term;

          (i) with respect to the determination of any period of time, the word "FROM" means "from and including" and the words "TO" and "UNTIL" each means "to but excluding";

          (j) the captions and headings contained in this Agreement shall not be considered or given any effect in construing the provisions hereof if any question of intent should arise;

          (k) reference to any Law means such Law as amended, modified, codified, reenacted, supplemented or superseded in whole or in part, and in effect from time to time;

          (l) where any provision of this Agreement refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person; and

          (m) no provision of this Agreement shall be interpreted or construed against any Party solely because that Party or its legal representative drafted such provision.

                                     ARTICLE II

                               TRANSFER RESTRICTIONS

          Section 2.01. RESTRICTIONS ON TRANSFER. No Holder may Transfer any Securities to any Person unless such Transfer is consummated in accordance with the terms of this Agreement.

          Section 2.02. VOLUNTARY TRANSFERS. (a) In the event that a Holder desires to Transfer all or any of his or its Securities (a "SELLING HOLDER") consisting of Series A Shares, such Selling Holder shall immediately deliver written notice (a "TRANSFER NOTICE") to the Corporation and the Continuing Holder indicating such Selling Holder's desire to Transfer such Series A Shares and, if such Transfer is not a Permitted Transfer, offer such Series A Shares (the "OFFERED INTEREST") to the Continuing Holder on the following terms and conditions:

          (i)   the offer shall be made in accordance with Article III; and

          (ii) the offer shall be included in the Transfer Notice and shall state (A) the name and address of the Selling Holder, (B) the number of Series A Shares included in the Offered Interest, (C) the name and address of the proposed transferee (the "PROPOSED TRANSFEREE") and (D) the price and all other pertinent terms of the proposed Transfer to the Proposed Transferee.

Upon any Transfer of Series A Shares by a Holder to a Person other than any other Holder, the Selling Holder shall give notice to the Corporation and the Continuing Holder that such Transfer has been consummated.

           (b) In the event that a Holder desires to Transfer all or any of his or its Securities, such Holder shall cause the compliance with the provisions of Section 2.06 as a condition to such Transfer.

          Section 2.03. TRIGGERING EVENTS. Upon the occurrence of a Triggering Event (as defined below) with respect to any Holder, such Holder (the "TRIGGERED HOLDER") shall immediately notify the Corporation and the Continuing Holder of such Triggering Event in writing, and such Triggering Event shall be deemed an irrevocable offer by the Triggered Holder to sell all of his or its Series A Shares to the Continuing Holder for the Purchase Price in accordance with
Article IV, and such Triggered Holder shall be obligated to sell such Series A Shares to the Continuing Holder for the Purchase Price. "TRIGGERING EVENT" means:

          (i) with respect to any Holder, (A) such Holder shall be adjudicated insolvent or shall have made a general assignment for the benefit of creditors, or any proceeding shall have been instituted by such Holder seeking to adjudicate himself or itself insolvent, seeking liquidation, winding-up, reorganization, arrangement, adjustment, protection, relief or composition of him or it or his or its Liabilities under any Law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee or other similar official for him or it or for any substantial part of his or its assets or properties, or such Holder shall have taken any action in furtherance of any of such actions, or (B) any proceeding of the type referred to in clause (A) is filed or commenced against such Holder or such Holder by any act indicates his or its approval thereof, consents thereto or acquiesces therein, or an order for relief is entered in an involuntary case under the bankruptcy Law of the United States, or an order, judgment or decree is entered appointing a trustee, receiver, custodian, liquidator or similar official or adjudicating such Holder insolvent, or approving the petition in any such proceedings, and such order, judgment or decree remains in effect and unstayed for 60 days;

          (ii) with respect to ECT or any Transferee of ECT (including any subsequent Transferee), (A) any "person" or "group" (as such terms are defined in Sections 13(d) and 14(d) of the Exchange Act) other than Enron and its Affiliates shall become the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of greater than 50% of the total voting power of the Voting Securities of such Holder, or (B) any "person" or "group" (as such terms are defined in Sections 13(d) and 14(d) of the Exchange Act) shall become the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of greater than 50% of the total voting power of the Voting Securities of Enron; and

          (iii) with respect to Colorado Spectra 3 or any Transferee of Colorado Spectra 3 (including any subsequent Transferee), one or more Spectra-Affiliated Individuals shall cease to hold the power (by ownership, voting agreement, irrevocable proxy or otherwise), either individually or collectively, to direct the voting of the Series A Shares of such Holder with respect to any matter submitted to a vote of the Corporation's shareholders.

          Section 2.04. PERMITTED TRANSFERS. Unless such Transfer is otherwise prohibited by the terms of this Agreement, any Holder may make any of the following Transfers of any of his or its Series A Shares without offering to sell such Series A Shares to the Continuing Holder (each, a "PERMITTED TRANSFER"):

          (a)   to any Affiliate of such Holder;

          (b) by any Holder to a bank or other financial institution for the purpose of securing a loan to such Holder to purchase Series A Shares and the delivery of certificates evidencing such Series A Shares to such bank or other financial institution for perfecting the security interest therein; PROVIDED, HOWEVER, that such bank or financial institution may not foreclose or otherwise realize on the pledge of or security interest in such Series A Shares without first offering such Series A Shares to the Continuing Holder in accordance with this Agreement; or

          (c) pursuant to a Public Offering or, following a Public Offering, pursuant to Rule 144 under the Securities Act.

If any Series A Shares are pledged to a bank or other financial institution as permitted under clause (b) above, and such Series A Shares are to be sold by such bank or financial institution to the

Continuing Holder, then the Holder that is the transferor of such Series A Shares authorizes (i) such bank or other financial institution to deliver certificates representing such Series A Shares to the Continuing Holder against receipt of the purchase price therefor, (ii) the Continuing Holder to make payment of the purchase price to such bank or other financial institution for application to any debt secured by any such Series A Shares and (iii) such bank or other financial institution to apply the proceeds thereof against the repayment of any such debt.

          Section 2.05.  TRANSFER IN VIOLATION OF THE AGREEMENT.
Notwithstanding anything contained in this Agreement to the contrary, no Transfer of any Securities may be made by a Holder or shall be effective if the Transfer is not in strict compliance with this Agreement; PROVIDED, HOWEVER, that all or any portion of this Agreement may be waived with the written consent of the Continuing Holder (including the written consent of all of the members of the Sturm Group if the Sturm Group is the Continuing Holder) if such Securities were offered to the Continuing Holder pursuant to the terms of this Agreement. Any attempted or purported Transfer of any Securities in violation of this Agreement shall be null and void and of no force and effect. Any Holder attempting or purporting to Transfer Series A Shares in violation of this Agreement shall be deemed a Triggered Holder and shall be deemed to have offered to sell such Series A Shares to the Continuing Holder in accordance with Article
IV. Any Holder making a Transfer of his or its Securities in violation of any of the terms of this Agreement will retain beneficial ownership of such Securities, including the right to vote such Securities and to receive all distributions with respect to such Securities. The Continuing Holder shall have the right and the Corporation shall have the obligation to treat any Transfer in violation of any of the terms of this Agreement as void and, in enforcing such obligation, the Corporation shall, in addition and without prejudice to any and all other rights which may be available to the Corporation or the Continuing Holder, hold and refuse to Transfer any Securities or any certificate therefor presented to it for Transfer. If the Corporation receives notice of any attempted Transfer which would be in violation of the terms of this Agreement, it shall notify the Continuing Holder.

          Section 2.06. APPLICATION TO TRANSFEREES. All assignees, transferees, trustees, receivers or others who obtain any Securities, whether by attachment, execution, bankruptcy law, receivership law or otherwise by operation of law, and all assignees, transferees, secured parties, creditors and others who obtain any Securities, including pursuant to any Permitted Transfer other than a Public Offering or, following a Public Offering, pursuant to Rule 144 under the Securities Act (in each case, a "TRANSFEREE"), shall take such Securities subject to the terms and conditions of this Agreement. Each Transferee shall be required to become a party to this Agreement by executing an Adoption Agreement in the form of Exhibit A attached hereto, whereupon such Person shall become a "Holder" and shall have all of the rights and obligations of a "Holder" under this Agreement, and such Securities shall continue to be subject to the provisions of this Agreement. Each Holder hereby grants the Corporation an irrevocable power of attorney for the limited purpose of executing any such Adoption Agreement to evidence the approval of a Transfer of the Securities and the Transferee's agreement to be bound hereby. Such power of attorney granted herein is coupled with an interest and shall survive the death, disability or bankruptcy of such Holder.

                                    ARTICLE III

               PROCEDURES FOR VOLUNTARY TRANSFERS OF SERIES A SHARES

          Section 3.01. FIRST RIGHT OF NEGOTIATION. Upon receipt by the Corporation and the Continuing Holder of a Transfer Notice from a Selling Holder pursuant to Section 2.02 of an offer to sell Series A Shares related to a proposed Transfer, the Continuing Holder shall have the exclusive right to negotiate with the Selling Holder to purchase all of the Offered Interest for a period of 30 days following receipt of such notice (the "EXCLUSIVE PERIOD").

          Section 3.02. TRANSFER TO THE CONTINUING HOLDER. Any Transfer of Series A Shares from the Selling Holder to the Continuing Holder pursuant to the provisions of this Article III shall be purchased and paid for at such price, at such time and on such terms and conditions as the Selling Holder and the Corporation and/or the Continuing Holder shall agree.

          Section 3.03. TRANSFER TO PROPOSED TRANSFEREE. In the event that the Selling Holder and the Continuing Holder are unable to negotiate mutually acceptable terms for the sale of the Offered Interest by the Selling Holder to the Continuing Holder during the Exclusive Period, the Selling Holder may Transfer the Offered Interest to the Proposed Transferee, subject to the provisions of Article VI and PROVIDED THAT:

          (i)   the Proposed Transferee purchases 100% of the Offered Interest;

          (ii) the price and the terms of the Transfer to the Proposed Transferee are not more favorable to the Proposed Transferee than the last offer made by the Continuing Holder during the Exclusive Period or, if no such offer has been made, the purchase price stipulated by the Selling Holder in the Transfer Notice delivered by the Selling Holder to the Corporation and the Continuing Holder pursuant to Section 2.02; and

          (iii) the Transfer to the Proposed Transferee is consummated within 120 days after the expiration of the Exclusive Period.

If the Selling Holder does not complete the Transfer to the Proposed Transferee within 120 days after the expiration of the Exclusive Period in accordance with the terms of this Article III, the Selling Holder may not Transfer the Offered Interest to the Proposed Transferee or any other Person without first again offering the Offered Interest to the Continuing Holder in accordance with this
Article III. The options and rights of the Continuing Holder under this Article III shall be continuing rights.

          Section 3.04. DELIVERY OF CERTIFICATES. In connection with any Transfer of Series A Shares to the Continuing Holder pursuant to this Article III, each Selling Holder shall deliver to the Corporation and/or the Continuing Holder, as the case may be, the certificates representing the Series A Shares to be transferred by such Selling Holder, in proper form for Transfer or accompanied by stock powers executed by such Selling Holder in blank. Such delivery shall constitute a representation and warranty by such Selling Holder that (a) the Series A Shares are owned by such Selling Holder free and clear of any lien, security interest, pledge, claim, voting agreement or other encumbrance and (b) such Selling Holder has the right and authority to Transfer such Series A Shares pursuant to this Agreement.

                                     ARTICLE IV

                           PROCEDURES FOR OTHER TRANSFERS

          Section 4.01. CONTINUING HOLDER'S OPTION IN DEEMED OFFER. Upon any deemed offer to sell Series A Shares from a Deemed Selling Holder pursuant to
Section 2.03 or Section 2.05, the Continuing Holder shall have the option, but not the obligation, to purchase all or any portion of the Offered Interest. The Continuing Holder shall have a period of 30 days following written notice of such deemed offer (the "DEEMED OFFER PERIOD") within which to elect to purchase all or any portion of the Offered Interest, such election to be made by providing written notice of such election to the Deemed Selling Holder prior to the expiration of the Deemed Offer Period. The failure of the Continuing Holder to make an election prior to the expiration of the Deemed Offer Period shall be deemed to be an election by the Continuing Holder to not purchase any of the Offered Interest.

          Section 4.02. DETERMINATION OF CURRENT VALUE WHEN NO MARKET EXISTS FOR COMMON STOCK. If at any time for the determination of the Current Value of the Common Stock for purposes of determining the Purchase Price at which Series A Shares of a Deemed Selling Holder may be purchased by a Continuing Holder, (i) the Common Stock is not listed on the New York Stock Exchange, any other United States securities exchange registered under the Exchange Act, or The Nasdaq Stock Market or any successor system then in use, and (ii) no quotations are then furnished by a member of the New York Stock Exchange regularly making a market in shares of Common Stock, the Deemed Selling Holder and the Continuing Holder shall negotiate in good faith to reach an agreement with respect to such Current Value. If the Deemed Selling Holder and the Continuing Holder are unable to reach an agreement with respect to such Current Value within 30 days of the commencement of the relevant Deemed Offer Period, the Deemed Selling Holder and the Continuing Holder shall each select an independent investment banking firm of national standing to serve as an appraiser to determine such Current Value. The appraisers so selected shall proceed to promptly determine such Current Value. If the appraisers selected by the Deemed Selling Holder and the Continuing Holder agree upon such Current Value within 60 days of the commencement of the relevant Deemed Offer Period, the Deemed Selling Holder and the Continuing Holder shall be bound by such agreed-upon determination of such Current Value. If the appraisers selected by the Deemed Selling Holder and the Continuing Holder are unable to agree upon such Current Value within 60 days of the commencement of the relevant Deemed Offer Period, the two appraisers shall select an independent investment banking firm of national standing to serve as a third appraiser who shall determine such Current Value (which shall not be greater than the higher of or less than the lower of the values attributed to such Current Value by the appraisers selected by the Deemed Selling Holder and the Continuing Holder), and the Deemed Selling Holder and the Continuing

Holder shall be bound by such determination of such Current Value. The fee and expenses of the appraiser selected by each Party shall be borne by such Party, and the fee and expenses of the appraiser selected by the two appraisers, if any, shall be split evenly between the Deemed Selling Holder and the Continuing Holder. In the event the Current Value is determined in accordance with this Section 4.02, the Deemed Offer Period shall be extended until the expiration of 15 days following the determination of the Current Value as provided herein.

          Section 4.03. ACCEPTANCE OF DEEMED OFFER. An offer of Series A Shares from a Deemed Selling Holder which is accepted by the Continuing Holder pursuant to the provisions of Section 4.01 shall be purchased and paid for at the Purchase Price. The closing of the purchase of such Series A Shares shall occur at the offices of the Corporation within 60 days after the first date on which the Continuing Holder elects to purchase any portion of the Offered Interest.

          Section 4.04. REJECTION OF DEEMED OFFER. If the Continuing Holder does not elect to purchase all or any portion of the Offered Interest pursuant to the provisions of Section 4.01, the Continuing Holder shall be deemed to have rejected the portion of the Offered Interest as to which no election to purchase is made and, subject to the other terms and conditions of this Agreement, the Deemed Selling Holder shall be entitled to retain or Transfer the Offered Interest; PROVIDED, HOWEVER, that the Series A Shares which comprised the Offered Interest shall continue to be subject to the terms of this Agreement.

          Section 4.05. DELIVERY OF CERTIFICATES. In connection with any Transfer of Series A Shares to the Continuing Holder pursuant to this Article IV, the Deemed Selling Holder shall deliver to the Continuing Holder the certificates representing the Series A Shares to be transferred, in proper form for Transfer or accompanied by stock powers executed by the Deemed Selling Holder, as applicable, in blank. Such delivery shall constitute a representation and warranty by the Deemed Selling Holder, as the case may be, that (a) the Series A Shares are owned by the Deemed Selling Holder, free and clear of any lien, security interest, pledge, claim, voting agreement or other encumbrance, and (b) the Deemed Selling Holder has the right and authority to Transfer such Series A Shares pursuant to this Agreement.

                                     ARTICLE V

                                  VOTING AGREEMENT

          Section 5.01. DESIGNATION OF AND VOTING FOR DIRECTORS. Throughout the term of this Agreement, each Holder shall vote all of its Series A Shares and take all other necessary or desirable actions (in its capacity as a stockholder of the Corporation), and the Corporation will take all necessary or desirable actions, to cause the Corporation's Board of Directors to consist of seven persons and to cause the following persons ("DESIGNEES") to be elected to the Corporation's Board of Directors, whether such election occurs at an annual or special meeting of the shareholders, or by written consent in lieu thereof, and whether or not such election shall occur because of the existence of a vacancy on such Board arising for any reason whatsoever:

          (i) Three Designees shall be designated by Colorado Spectra 3. The initial Designees designated by Colorado Spectra 3 shall be Donald L. Sturm, James Spitzenberger and Melanie Sturm;

          (ii) Two Designees shall be designated by ECT. The initial Designees designated by ECT shall be Kevin Garland and Rodney D. Malcolm;

          (iii) One Designee shall be elected by the holders of the Series B Common. Until the Corporation's Board of Directors determines to effect the election of such Designee (which it shall do on or before July 1, 1998), Robert E. Randall shall serve in lieu of an initial Designee elected by the holders of the Series B Common; and

          (iv) One Designee shall be a director designated by the Board of Directors who shall be an independent director (and who shall not be the same Person as the Designee provided for by clause (iii) above). The initial independent director Designee shall be John Stiska.

          Section 5.02.  PROCEDURES FOR NOMINATION AND REMOVAL OF DIRECTORS.
(a) No less than 30 days in advance of each annual meeting of stockholders of the Corporation, and no less than five days in advance of any meeting of the Board of Directors at which a director will be elected to fill a vacancy on the Board of Directors resulting from the death, disability, retirement, resignation or removal of the Designee of a Holder, the Corporation shall give written notice to each Holder entitled to designate a Designee for election to the Board of Directors and such Holder shall, within three days of such written notice, provide written notice to the Corporation and the other Holder of the individual or individuals designated by him or it to be elected as directors at such meeting. The Corporation shall include the individuals so designated on the ballot for election at such meeting.

          (b) Any vacancy on the Board of Directors resulting from the death, disability, retirement, resignation or removal of a Designee designated by a Holder in accordance with this Article V shall be filled by a new director designated by such Holder. In the event that any such Holder shall fail or refuse to designate such director, (i) such position shall not be filled and shall remain vacant unless and until such designation shall be made as herein provided, unless otherwise agreed in writing by the Corporation, Colorado Spectra 3 and ECT and (ii) the Holder entitled to designate such director shall have the right, at any time during which it has elected not to designate such director, to designate a non-voting representative (an "Advisor to the Board") who shall be entitled to attend each meeting of the Board of Directors of the Corporation (and of any committee thereof) and to participate in all discussions during any such meeting, but who shall not be a director and who shall have no right to vote at any such meeting. The Corporation shall send to each such Advisor to the Board, if any, the notice of the time and place of each meeting of the Board of Directors (and of any committee thereof) in the same manner and at the same time as it shall send such notice to its directors. The Corporation shall also provide to each such Advisor to the Board, if any, copies of all notices, reports, minutes and consents (proposed and adopted) at the time and in the manner as they are provided to the Board of Directors.

          (c) Each Holder shall vote all of his or its Series A Shares and take all other necessary or desirable actions (in its capacity as a stockholder of the Corporation), and the Corporation will take all necessary or desirable actions, to prevent the removal, without cause, of any Designee without the prior written consent of the Holder which designated said Designee. A Holder shall have the exclusive right (except as otherwise provided by applicable law) to remove or replace any of such Holder's Designees. If a Holder desires to remove a director designated by him or it in accordance with this Article V, such Holder shall give written notice of such removal to the Corporation and to the other Holder which shall thereupon be obligated forthwith to vote all Series A Shares owned (beneficially or of record) by him or it in favor of the removal of the director named in such notice and to elect a successor director designated by such Holder in accordance with this Article V.

          Section 5.03. VOTING RIGHTS WITH RESPECT TO CHANGES TO CHARTER OR BYLAWS. During the term of this Agreement, any amendment to the articles of incorporation or bylaws of the Corporation shall require the approval of ECT and Colorado Spectra 3, in addition to any approvals required by law. Throughout the term of this Agreement, each Holder shall vote all of its Series A Shares and take all other necessary or desirable actions (in its capacity as a stockholder of the Corporation) to prevent the approval of any amendment to the articles of incorporation or bylaws of the Corporation that has not received the approvals required by this Section 5.03.

          Section 5.04. VOTING RIGHTS WITH RESPECT TO TRANSACTIONS WITH AFFILIATES. During the term of this Agreement, any merger, consolidation or sale of all or substantially all of the assets of the Corporation to or with an Affiliate of a Holder shall require the approval of ECT and Colorado Spectra 3, in addition to any approvals required by law. Throughout the term of this Agreement, each Holder shall vote all of its Series A Shares and take all other necessary or desirable actions (in its capacity as a stockholder of the Corporation) to prevent the approval of any merger, consolidation or sale of all or substantially all of the assets of the Corporation to or with an Affiliate of a Holder that has not received the approvals required by this Section 5.04.

          Section 5.05. VOTING RIGHTS RETAINED WITH RESPECT TO OTHER MATTERS. Each Holder will retain at all times the right to vote his Series A Shares in his or its sole discretion on all matters presented to the Corporation's stockholders for a vote other than the matters set forth in this Article V, except as otherwise limited or controlled by the Corporation's articles of incorporation, as amended from time to time.

          Section 5.06. ENFORCEMENT OF VOTING RIGHTS. Based on the structure of the acquisition of Securities in the Corporation consummated effective as of the date of this Agreement among the Corporation, Colorado Spectra 3, ECT and certain other parties, and the transactions related thereto, the Parties do not believe that the agreements made in this Article V require the prior approval of the Federal Communications Commission ("FCC") or the California Public Utility Commission ("CPUC") as a prerequisite to the enforceability thereof. However, the Parties acknowledge and agree that, promptly following the execution of this Agreement, the Parties will undertake to confirm whether the provisions of this
Article V will require the approval of the FCC and/or CPUC as a prerequisite to the enforceability thereof and shall use all good faith reasonable efforts to procure any and all such approvals in a manner consistent with the desire to enforce the provisions of this Article V. The enforceability of the provisions of this Article V shall be conditioned upon the Parties obtaining all necessary approvals of the FCC and CPUC, or alternatively, an indication by legal counsel, the FCC or the CPUC that no such approvals are required.

                                     ARTICLE VI

                    PARTICIPATION IN CERTAIN SALES OF SECURITIES

          Section 6.01. TAG-ALONG RIGHTS. (a) In the event that, at any time during the term of this Agreement, any Selling Holder proposes to Transfer to any Person other than an Affiliate of such Selling Holder, in a single transaction or series of related transactions, Securities (i) that represent (together with all Securities previously Transferred by such Selling Holder and its Affiliates and Transferees to Person(s) other than Affiliates of such Selling Holder) more than 10% of the Securities (assuming the exercise or conversion into Common Stock of the Securities so Transferred) held by such Selling Holder and its Affiliates on the date of this Agreement or (ii) that would result in any "person" or "group" (as such terms are defined in Sections 13(d) and 14(d) of the Exchange Act), other than the Sturm Group, ECT or any Person which is an Affiliate of the Sturm Group or ECT on the date of this Agreement (or which thereafter becomes an Affiliate of such Party with the written approval of the other Party), becoming the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of greater than 30% of the total voting power of the Voting Securities of the Corporation (assuming the exercise or conversion into Common Stock of the Securities held by such person or group), such Selling Holder shall give, or cause to be given, a written Transfer Notice to the Continuing Holder of such proposed Transfer (a "PROPOSED SIGNIFICANT TRANSFER").

          (b) Each Transfer Notice relating to a Proposed Significant Transfer shall (i) specify that it relates to a Proposed Significant Transfer and indicate whether the Proposed Significant Transfer falls within clause (i) or (ii) of Section 6.01(a) and (ii) specify the information contemplated by
Section 2.02 with respect to Transfer Notices generally.

          (c) The Continuing Holder shall have the right to participate in the Proposed Significant Transfer described in the Transfer Notice on a PRO RATA basis and at the same price per share and on the same economic terms and conditions applicable to the Selling Holder; PROVIDED, HOWEVER, that such Continuing Holder gives the Selling Holder written notice of such Continuing Holder's desire to participate in the Proposed Significant Transfer within 30 days after receipt of the applicable Transfer Notice by such Holder (a "TAG-ALONG NOTICE"). The failure of the Continuing Holder to provide the Selling Holder with a Tag-Along Notice within such 30-day period shall be deemed for all purposes of this Agreement to be an irrevocable election by such Continuing Holder to not participate in the Proposed Significant Transfer. Each Tag-Along Notice shall (A) specify the number of Securities owned by the Continuing Holder which such Continuing Holder desires to include in the relevant Proposed Significant Transfer (the "PARTICIPATING SECURITIES"), (B) contain an irrevocable agreement of such Continuing Holder to sell the Participating Securities to the Proposed Transferee pursuant to the terms of the Transfer Notice and this Agreement and (C) contain a representation of such Continuing Holder to the effect that the agreement referred to in the foregoing clause (B) constitutes a legal, valid and binding obligation of such Continuing Holder, enforceable against such Continuing Holder in accordance with its terms.

          (d) If the Continuing Holder shall have given a Tag-Along Notice in accordance with paragraph (c) above (a "PARTICIPATING HOLDER"), the Selling Holder shall not Transfer any Securities to the Proposed Transferee as contemplated by the relevant Transfer Notice unless the Participating Holder is permitted to include the Participating Securities in the Proposed Significant Transfer, on the same terms as those applicable to the Selling Holder, up to the number of each type of Securities (E.G., Series B Common or Warrants) equal to the product obtained by multiplying (i) the number of the Securities of such type proposed to be Transferred to the Proposed Transferee as specified in the Transfer Notice by (ii) a fraction (A) having a numerator equal to the total number of the Securities of such type then owned by the Participating Holder and its Affiliates and (B) a denominator equal to the sum of the total number of the Securities of such type then owned by the Participating Holder and its Affiliates and the total number of the Securities of such type then owned by the Selling Holder and its Affiliates; PROVIDED that for purposes of the foregoing calculation, any shares of Series A Shares owned by the Participating Holder, the Selling Holder or their respective Affiliates shall be deemed also to represent ownership of the number of shares of Series B Common into which such shares of Series A Shares may then be converted.

          (e) Any Transfer of Securities pursuant to this Section 6.01 shall be made at the same price per share with respect to each type of Security and on the same terms and conditions as are set forth in the applicable Transfer Notice. Each Transfer of Securities by a Participating Holder pursuant to this
Section 6.01 shall be closed concurrently with the Transfer by the Selling Holder to the Proposed Transferee of the Securities described in the Transfer Notice.

          (f) All reasonable costs and expenses incurred in connection with any Transfer made pursuant to this Section 6.01, including all costs and disbursements, finders' fees or brokerage commissions and the fees and disbursements of a single counsel representing all Securities to be transferred in connection therewith, shall be allocated PRO RATA between the Selling Holder and the Participating Holder based on the aggregate proceeds received by the Selling Holder and the Participating Holder in the Proposed Significant Transfer.

                                    ARTICLE VII

                                    CERTIFICATES

          Section 7.01. LEGENDS. All certificates for Securities of the Corporation issued or transferred on or after the Effective Date shall be endorsed conspicuously as follows:

                   SEE REFERENCE TO RESTRICTIONS ON REVERSE SIDE.

The reverse side of each certificate shall bear the following legend:

          BY THE TERMS OF A SECURITYHOLDERS AGREEMENT, CERTAIN RESTRICTIONS HAVE BEEN PLACED ON THE TRANSFER AND VOTING OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE. THE CORPORATION WILL FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER OF THIS CERTIFICATE WITHOUT CHARGE UPON REQUEST TO THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE.

Each Holder agrees to surrender all Securities issued prior to the Effective Date for endorsement as indicated above.

          Section 7.02. TRANSFER OF CERTIFICATES. In the event that any Securities are purchased by a Continuing Holder or a Transferee in accordance with the provisions of this Agreement, the Selling Holder shall surrender the certificates for the Securities being transferred to the Corporation in proper form for Transfer or accompanied by stock powers executed by the Selling Holder in blank. New certificates for such Securities (subject to the provisions of the Company's Amended and Restated Articles of Incorporation regarding automatic conversion of Series A Common to Series B Common, if applicable) shall be issued in the name of any Continuing Holder or Transferee who purchased such Securities bearing the legend provided in Section 7.01.

                                    ARTICLE VIII

                                    TERMINATION

          If any Holder Transfers all of such Holder's Securities in accordance with the terms of this Agreement, such Holder shall cease to be a "Holder" under this Agreement and shall have no further rights or obligations hereunder. This Agreement shall automatically terminate as to all Holders and the Corporation on the earliest to occur of (a) the occurrence of any event which reduces the number of Holders to one in accordance with the terms of this Agreement, (b) the second anniversary of the consummation of a Public Offering, (c) completion of a merger, consolidation or sale of all or substantially all of the capital stock or assets of the Corporation following which the holders of Voting Securities of the Corporation immediately prior to such transaction hold less than 30% of the Voting Securities of the surviving company, (d) the written approval of all of the Holders and (e) the expiration of ten years after the Effective Date.

                                     ARTICLE IX

                                   MISCELLANEOUS

          Section 9.01. WAIVER OF CONSEQUENTIAL AND PUNITIVE DAMAGES. NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS AGREEMENT, IN NO EVENT SHALL ANY PARTY HEREUNDER BE

LIABLE TO THE OTHER PARTIES FOR ANY EXEMPLARY, PUNITIVE, SPECIAL, INDIRECT, CONSEQUENTIAL, REMOTE OR SPECULATIVE DAMAGES, WHETHER ARISING UNDER CONTRACT, TORT, STATUTE OR OTHERWISE.

          Section 9.02.  DEPOSIT WITH THE CORPORATION.   A counterpart of this
Agreement shall be deposited with the Corporation at its principal office.

          Section 9.03. COMMUNITY PROPERTY. The signature of a Spouse to this Agreement indicates that such Spouse has read and understands this Agreement and agrees that its terms are fair and in such Spouse's best interest and, by his or her signature, such Spouse agrees (a) to bind his or her community interest, if any, in any Securities and such Spouse's heirs, beneficiaries, legal representatives and assigns to the terms of this Agreement and (b) that the termination of his or her marital relationship with any individual Holder for any reason shall not have the effect of removing any Securities otherwise subject to this Agreement from the coverage hereof. By execution of this Agreement, each Holder (i) represents and warrants to the Corporation and each other Holder that all Persons having a community interest in his or her Securities are parties or signatories to this Agreement and (ii) covenants that he or she will cause any Person acquiring a community interest in his or her Securities to execute a counterpart of this Agreement or a document containing substantially the same restrictions on transferability upon the acquisition of such interest.

          Section 9.04. NOTICES. Any and all notices, requests or other communications hereunder shall be given in writing and delivered by (a) regular, overnight or registered or certified mail (return receipt requested), with first class postage prepaid, (b) hand delivery, (c) facsimile transmission or (d) overnight courier service, (i) if to the Holders, at the addresses and facsimile numbers indicated below their signatures on signature pages hereof, and (ii) if to the Corporation, to SpectraNet International, 9333 Genesee Avenue, Suite 200, San Diego, California 92121, attention: Chairman, facsimile number: (619) 552-8006, or at such other address or number as shall be designated by any of the Parties in a notice to the other Parties given in accordance with this
Section 9.04. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given, (A) in the case of a notice sent by regular mail, on the third day following the date such notice is mailed, (B) in the case of a notice sent by registered or certified mail, on the date receipted for (or refused) on the return receipt, (C) in the case of a notice delivered by hand, when personally delivered, (D) in the case of a notice sent by facsimile, upon transmission subject to telephone confirmation of receipt, and (E) in the case of a notice sent by overnight mail or overnight courier service, the date delivered at the designated address, in each case given or addressed as aforesaid.

          Section 9.05. BENEFIT AND BURDEN. This Agreement shall inure to the benefit of, and shall be binding upon, the Parties and their respective executors, administrators, personal representatives, heirs, legatees, successors and permitted assigns.

          Section 9.06. NO THIRD PARTY RIGHTS. Nothing in this Agreement shall be deemed to create any right in any creditor or other Person not a party hereto and this Agreement shall not be construed in any respect to be a contract in whole or in part for the benefit of any third party.

          Section 9.07. AMENDMENTS AND WAIVER. No amendment, modification, restatement or supplement of this Agreement shall be valid unless the same is in writing and signed by the Parties. No waiver of any provision of this Agreement shall be valid unless in writing and signed by the Party against whom that waiver is sought to be enforced. No failure or delay on the part of any of the Parties in exercising any right, power or privilege hereunder, and no course of dealing between or among any of the Parties, shall operate as a waiver of any right, power or privilege hereunder. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder.

          Section 9.08. ASSIGNMENTS. Neither this Agreement nor any right, interest or obligation hereunder may be assigned by any of the Parties without the prior written consent of the other Parties and any attempt to do so shall be null and void; PROVIDED, HOWEVER, that no assignment by any of the Parties of any of his or its rights, interests or obligations hereunder shall relieve such Party of its obligations under this Agreement.

          Section 9.09. COUNTERPARTS. This Agreement may be executed in counterparts and by the different parties in separate counterparts, each of which when so executed shall be deemed an original and all of which taken together shall constitute one and the same agreement.

          Section 9.10. SEVERABILITY. Should any clause, sentence, paragraph, subsection, Section or Article of this Agreement be judicially declared to be invalid, unenforceable or void, such decision will not have the effect of invalidating or voiding the remainder of this Agreement, and the Parties agree that the part or parts of this Agreement so held to be invalid, unenforceable or void will be deemed to have been stricken herefrom as if such stricken part or parts had never been included herein.

          Section 9.11. REMEDIES. The Parties agree that the covenants and obligations contained in this Agreement relate to special, unique and extraordinary matters and that a violation of any of the terms hereof would cause irreparable injury in an amount which would be impossible to estimate or determine and for which any remedy at law would be inadequate. As such, the Parties agree that if any of the Parties fails or refuses to fulfill any of his or its obligations under this Agreement or to make any payment or deliver any instrument required hereunder, then the other Parties shall have the remedy of specific performance, which remedy shall be cumulative and nonexclusive and shall be in addition to any other rights and remedies otherwise available under any other contract or at law or in equity and to which such Party might be entitled.

          Section 9.12. APPLICABLE LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

          Section 9.13. EXPENSES. Except as otherwise provided herein, each of the Parties shall pay his or its own expenses in performance of this Agreement and the transactions contemplated hereby, including all legal and accounting fees and disbursements.

          Section 9.14. PREVAILING PARTY COSTS. If any Party commences an action against any other Party to enforce any of the terms, covenants, conditions or provisions of this Agreement, or because of a breach by a Party of his or its obligations under this Agreement, the prevailing Party in any such action shall be entitled to recover its losses, costs and expenses, including court costs, reasonable fees of attorneys, accountants and other experts, incurred in connection with the prosecution or defense of such action, from the losing Party.

          Section 9.15. ENTIRE AGREEMENT. This Agreement sets forth all of the promises, agreements, conditions, understandings, warranties and representations among the Parties with respect to the transactions contemplated hereby, and supersedes all prior agreements, arrangements and understandings among the Parties, whether written, oral or otherwise. There are no promises, agreements, conditions, understandings, warranties or representations, oral or written, express or implied, among the Parties concerning the subject matter hereof except as set forth herein.

          IN WITNESS WHEREOF, the Parties have duly executed this Agreement as of the Effective Date.


                                        SPECTRANET INTERNATIONAL


                                        By:/s/ Robert E. Randall
                                           -----------------------------------
                                        Printed Name: Robert E. Randall
                                                     -------------------------
                                        Title:  C.O.O.
                                              --------------------------------

                                        HOLDERS:

                                        ENRON CAPITAL & TRADE RESOURCES CORP.



                                        By: /s/ Stephen R. Horn
                                            -----------------------------------
                                        Printed Name: Stephen R. Horn
                                                     --------------------------
                                        Title: Vice President
                                               --------------------------------
                                        Number of Shares:
                                             Series A Common: 5,000,000
                                                              -----------------
                                             Series B Common: -0-
                                                              -----------------
                                        Number of Warrants: 5,000,000
                                                            -------------------
                                        Address: If by personal delivery:
                                             1400 Smith Street
                                             ----------------------------------
                                             Houston, Texas 77002
                                             ----------------------------------
                                             If by mail:
                                             P.O. BOX 1188
                                             ----------------------------------
                                             Houston, Texas 77251-1188
                                             ----------------------------------
                                        Telephone Number: (713) 853-7301
                                                         ----------------------
                                        Facsimile Number: (713) 646-4043
                                                         ----------------------


                            Signature Pages - Page 1 of 3

                                        COLORADO SPECTRA 1, L.L.C.


                                        By:  /s/ Donald L. Sturm
                                            -----------------------------------
                                        Printed Name: Donald L. Sturm
                                                      -------------------------
                                        Title: Manager
                                               --------------------------------
                                        Number of Shares:
                                             Series A Common: -0-
                                                              -----------------
                                             Series B Common: 1,392,757
                                                              -----------------
                                        Number of Warrants: 267,379
                                                            -------------------
                                        Address: 3033 East First Avenue,
                                                 ------------------------------
                                                 SUITE 200
                                                 ------------------------------
                                                 Denver, Colorado 80206
                                                 ------------------------------
                                        Telephone Number: (303) 394-5105
                                                          ---------------------
                                        Facsimile Number: (303) 321-4444
                                                          ---------------------


                                       COLORADO SPECTRA 2, L.L.C.


                                       By:   /s/ Donald L. Sturm
                                          ------------------------------------
                                       Printed Name: Donald L. Sturm
                                                      -------------------------
                                       Title: Manager
                                               --------------------------------
                                       Number of Shares:
                                             Series A Common: -0-
                                                              -----------------
                                             Series B Common: -0-
                                                              -----------------
                                       Number of Warrants: 2,110,140
                                                           --------------------
                                       Address:
                                             3033 EAST FIRST AVENUE, SUITE 200
                                             ----------------------------------
                                             DENVER, COLORADO 80206
                                             ----------------------------------

                                             ----------------------------------
                                       Telephone Number: (303) 394-5105
                                                          ---------------------
                                       Facsimile Number: (303) 321-4444
                                                          ---------------------


                            Signature Pages - Page 2 of 3

                                       COLORADO SPECTRA 3, L.L.C.



                                       By: /s/ Donald L. Sturm
                                           -----------------------------------
                                       Printed Name: Donald L. Sturm
                                                     --------------------------
                                       Title: Manager
                                              ---------------------------------
                                       Number of Shares:
                                             Series A Common: 5,000,000
                                                              -----------------
                                             Series B Common: -0-
                                                              -----------------
                                       Number of Warrants: 5,000,000
                                                           --------------------
                                       Address:
                                             3033 EAST FIRST AVENUE, SUITE 200
                                             ----------------------------------
                                             DENVER, COLORADO 80206
                                             ----------------------------------
                                       Telephone Number: (303) 394-5105
                                                          ---------------------
                                       Facsimile Number: (303) 321-4444
                                                          ---------------------


                            Signature Pages - Page 3 of 3

                                     EXHIBIT A

                                 ADOPTION AGREEMENT

          This Adoption Agreement (this "ADOPTION") is executed pursuant to the terms of that certain Securityholders Agreement dated as of December 30, 1997 (the "AGREEMENT"), by the transferee ("TRANSFEREE") executing this Adoption. By the execution of this Adoption, the Transferee agrees as follows:

          Section 1. ACKNOWLEDGMENT. Transferee acknowledges that Transferee is acquiring certain shares of and/or securities exercisable for or convertible into shares of the capital stock of SpectraNet International, a California corporation (the "CORPORATION"), subject to the terms and conditions of the Agreement.

          Section 2. AGREEMENT. Transferee (a) agrees that the securities of the Corporation acquired by Transferee shall be bound by and subject to the terms of the Agreement and (b) hereby adopts the Agreement with the same force and effect as if Transferee were originally a party thereto.

          Section 3. NOTICE. Any notice required or permitted by the Agreement shall be given to Transferee at the address listed under Transferee's signature below.

          Section 4. JOINDER. The spouse of the undersigned Transferee, if applicable, executes this Adoption to acknowledge its fairness and that it is in such spouse's best interests and to bind such spouse's community interest, if any, in any securities of the Corporation to the terms of the Agreement.


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

Executed and Dated this ______ day of ___________________,_________.


                                        TRANSFEREE:



                                        By:
                                            -----------------------------------
                                        Printed Name:
                                                      -------------------------
                                        Title:
                                               --------------------------------
                                        Number of Shares:
                                             Series A Common:
                                                              -----------------
                                             Series B Common:
                                                              -----------------
                                        Number of Warrants:
                                        Address:
                                                 ------------------------------

                                                 ------------------------------

                                                 ------------------------------
                                        Telephone Number:
                                                          ---------------------
                                        Facsimile Number:
                                                          ---------------------



                                             SPOUSE:
                                                     --------------------------
                                             Printed Name:
                                                           --------------------


          AGREED TO on behalf of the Corporation and all Holders pursuant to
Section 2.06 of the Agreement.


                                        SPECTRANET INTERNATIONAL (for itself and as Attorney-in-Fact for the Holders)



                                        By:
                                            -----------------------------------
                                        Printed Name:
                                                      -------------------------
                                        Title:
                                               --------------------------------


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